UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 6, 2009
DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events
Item 8.01. Other Events
On March 6, 2009, Dole Food Company, Inc. will be providing certain information to eligible potential purchasers of Dole’s new senior secured notes due 2014. This information includes Dole’s unaudited financial statements for the three years ended January 3, 2009 and the accompanying management’s discussion and analysis of financial condition and results of operations attached as Exhibit 99.1 hereto. Dole Food Company, Inc., as a voluntary filer, is not subject to Regulation FD and accordingly this information is filed under Item 8.01.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
99.1	Management’s discussion and analysis of financial condition and results of operations, and unaudited financial statements for the three years ended January 3, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 6, 2009	Dole Food Company, Inc. Registrant
	By:	/s/ C. MICHAEL CARTER
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Management’s discussion and analysis of financial condition and results of operations, and unaudited financial statements for the three years ended January 3, 2009.

*	Filed herewith

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